Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - Asset Purchase Agreements [Member] $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net liabilities	$ (308)
Customer relationships, net of deferred tax liabilities	1,163
Goodwill	898
Total assets acquired	$ 1,753